Fair Value Measurement of Financial Instruments - Schedule of Reconciliation of Level 3 Fair Value Measurements (Details) - Unlisted investments classified as equity instruments at FVTPL [Member] - Level 3 [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Oct. 31, 2025	Oct. 31, 2024
Schedule of Reconciliation of Level 3 Fair Value Measurements [Line Items]
Beginning balance	$ 5,660	$ 3,918
Transfer from Level 2	6,463	1,605
Exchange realignment	(58)	137
Ending balance	$ 12,065	$ 5,660